SEVERANCE PLAN



                    FIRST FEDERAL BANC OF THE SOUTHWEST, INC.



                               ROSWELL, NEW MEXICO








                      -------------------------------------
                          Effective on October 10, 2006

                    FIRST FEDERAL BANC OF THE SOUTHWEST, INC.

                                 SEVERANCE PLAN

                                    ARTICLE I

                                     PURPOSE
                                     -------

     Section 1.1 Statement of Purpose
                 --------------------

     First Federal Banc of the Southwest, Inc. adopts this Severance Plan for the benefit of its eligible employees and those of other Participating Employers. The Company recognizes that it may be subject to the possibility of a negotiated or unsolicited Change in Control, which may result in a loss of employment for some of its Employees. The purpose of the Plan is to encourage the Bank's Employees and those of other Participating Employers to continue working for their employers with their full time and attention devoted to their employer's affairs by providing prescribed income security and benefit continuation in the event of an Involuntary Severance following a Change in Control.

     Section 1.2 Other  Severance  Plans,  Policies,  and  Practices  Superseded
                 ---------------------------------------------------------------

     As of the Effective Date, this Plan supersedes in its entirety any plan, policy, or practice of the Bank for the provision of severance benefits to Employees in the event of termination of employment following a Change in Control, whether written or oral or formal or informal. No severance benefits shall be provided to any person who incurs a termination of employment with the Bank on or after the Effective Date following a Change in Control, except as provided under the terms of the Plan or as provided under the terms of a written executed employment agreement or change in control agreement specifically providing for the payment of benefits following termination of employment with the Bank or other Participating Employer in connection with or following a Change in Control.


                                   ARTICLE II

                                   DEFINITIONS
                                   -----------

     For purposes of the Plan, the following terms shall have the meanings assigned to them below, unless a different meaning is plainly indicated by the context:

     Section 2.1  Affiliated   Employer   means  the   Bank;   any   corporation
                  ---------------------
which is amember of a controlled group of corporations (as defined in section 414(b) of the Code) that includes the Bank; any trade or business (whether or not incorporated) that is under common control (as defined in section 414(c) of the Code) with the Bank; any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in section 414(m) of the Code) that includes the Bank; any leasing organization (as defined in section 414(n) of the Code) to the extent that any of its employees are required pursuant to section 414(n) of the Code to be treated as employees of the Bank; and any other entity that is required to be aggregated with the Bank pursuant to regulations under section 414(o) of the Code.

     Section 2.2  Bank means First Federal Bank.
                  ----

     Section 2.3  Base  Salary  means,  for  any  Employee  as  of any  date  of
                  ------------
reference, the Employee's annual rate of base salary. However, amounts earned in excess of $220,000 (as indexed) will not be included in an Employee's Base Salary. For these purposes, Base Salary will be indexed in the same time and in the same manner as required under Code Section 401(a)(17).

     Section 2.4  Board means the Board of Directors of First  Federal Banc
                  -----
of the Southwest, Inc.

     Section 2.5  Cause means,  with respect to the conduct of an Employee
                  -----
in connection with his employment with any Participating Employer, personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or any material breach of any material provision of this Plan, in each case as measured against standards generally prevailing at the relevant time in the community banking industry; provided, however, that, solely for purposes of the Plan, an Employee shall not be deemed to have been discharged for Cause unless and until the Committee determines (after reasonable notice to the Employee and a reasonable opportunity for the Employee to make oral and written presentations to the Committee, on his own behalf, or through a representative, who may be his legal counsel, to refute the grounds for the proposed determination) that grounds exist for discharging the Employee for "Cause". No act or failure to act on the part of the Employee shall be considered "willful" unless done, or omitted to be done, by the Employee not in good faith and without reasonable belief that the Employee's action or omission was in the best interest of the Bank.


     Section 2.6  Change  in  Control  shall  be  deemed  to  have  occurred  at
                  -------------------
such time as (a) any "person" (as the term is used in Sections 13(d) and l4(d) of the Securities Exchange Act of 1934 ("Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) consummation of a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction unless, immediately following such transaction, at least a majority of the members of the board of directors or other governing body of the resulting or surviving entity are individuals who were members of the Board immediately prior to the transaction and equity interests representing at least a majority of the voting power in the election of directors or other members of the board of directors or other governing board of the resulting or surviving entity are owned, immediately following such transaction, by persons who owned common stock of the Company immediately prior to such transaction and in substantially the same relative proportions as their ownership of common stock of the Company immediately prior to such transaction; or (d) consummation of a tender offer pursuant to which the shareholders owning beneficially or of record more than 50% of the outstanding securities of the Company have tendered their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror; or (e) consummation of a dissolution or complete liquidation of the Bank or the Company, or shareholder approval of a plan for the dissolution or complete liquidation of the Bank or the Company. Notwithstanding anything to the contrary herein, in the event of an Employee's Involuntary Severance due to a reason set forth in section 2.14(b) hereof, "Change in Control" shall also satisfy the definition set forth in the Regulations.

     Section 2.7  Code  means  the  Internal  Revenue  Code of 1986, as amended.
                  ----

     Section 2.8  Code Section 409A Key Employee  means a "key  employee" within
                  ------------------------------
the meaning of Code Section 409A.

     Section 2.9  Committee  means the  Benefits  Committee  of the Bank or such
                  ---------
other person or entity as the Board may specify to perform the duties of the Committee under the Plan; provided, however, that following a Change in Control, the Committee shall consist exclusively of those individuals serving on the Committee immediately prior to the Change in Control and such other individuals as may be appointed by the incumbent members of the Committee.

     Section 2.10 Company   means  First  Federal  Banc  of  the Southwest, Inc.
                  -------

     Section 2.11 Effective Date means October 10, 2006.
                  --------------

     Section 2.12 Employee means  an  employee  of  a Participating Employer who
                  --------
is listed on Exhibit A.

     Section 2.13 FDI Act  mean s the Federal Deposit Insurance Act, as the same
                  -------
may be amended from time to time, and the corresponding provisions of any successor statute.

     Section 2.14 Involuntary Severance means a)  the   discharge   or dismissal
                  ---------------------
of an Employee by a Participating Employer other than for Cause or (b) termination of employment at an Employee's election after any action following a Change in Control which, either alone or together with other actions, results in: (i) the material reduction of the Employee's base compensation or benefits by more than 20% or (ii) the relocation of the Employee's principal place of employment by more than 30 miles from its location immediately prior to the Change in Control'.

     Section 2.15 Participating   Employer  means  the  Bank   and   its  wholly
                  ------------------------
owned subsidiaries and any successor thereto and any other Affiliated Employer which, with the prior written approval of the Board and subject to such terms and conditions as may be imposed by the Board, shall adopt this Plan.

     Section 2.16 Plan  means  this First Federal  Banc of  the  Southwest, Inc.
                  ----
Severance Plan, as the same may be amended from time to time.

     Section 2.17 Regulations  means  the  proposed  or  final  U.S.  Treasury
                   -----------
Department Regulations under Code Section 409A.

     Section 2.18 Separation from Service means,  consistent  with  Code Section
                  -----------------------
409A(2)(a)(i), an Employee's death, retirement, or termination of employment. No Separation from Service shall be deemed to occur due to military leave, sick leave or other bona fide leave of absence if the period of such leave does not exceed six months or, if longer, so long as an Employee's right to reemployment is provided by law or contract. If the leave exceeds six months and an Employee's right to reemployment is not provided by law or by contract, then an Employee shall have a Separation from Service on the first date immediately following such six-month period. An Employee shall not be treated as having a Separation from Service if the Employee provides more than insignificant services for the Bank and Company following the Employee's actual or purported termination of employment with Bank and Company. Services shall be treated as not being insignificant if such services are performed at an annual rate that is at least equal to 20 percent of the services rendered by the Employee for Bank and Company, on average, during the immediately preceding three full calendar years of employment (or if employed less than three years, such shorter period of employment) and the annual base compensation for such services is at least equal to 20 percent of the average base compensation earned during the final three full calendar years of employment (or if employed less than three years, such shorter period of employment). Where an Employee continues to provide services to a previous employer in a capacity other than as an employee, a Separation from Service will not be deemed to have occurred if the Employee is providing services at an annual rate that is 50 percent or more of the services rendered, on average, during the immediate preceding three full calendar years of employment (or if employed less than three years, such lesser period) and the annual base compensation for such services is 50 percent or more of the annual base compensation earned during the final three full calendar years of employment (or if less, such lesser period).

     Section 2.19 Severance Period means (a) in the case of a Tier One Employee,
                   ----------------
a period of twelve (12) months -; (b) in the case of a Tier Two Employee, a period of six (6) months; and (c) in the case of a Tier Three Employee, a period of three (3) months .

     Section 2.20 Tier  One  Employee  means an  Employee  listed as a  Tier One
                  -------------------
Employee in Exhibit A.

     Section 2.21 Tier Two  Employee  means an  Employee  listed  as a  Tier Two
                  ------------------
Employee in Exhibit A.

     Section 2.22 Tier Three  Employee  means an Employee listed as a Tier Three
                  -------------------
Employee in  Exhibit A.

                                   ARTICLE III

                                    BENEFITS
                                    --------

     Section 3.1  Severance Benefits
                  ------------------

     (a) An Employee whose employment with all Participating Employers is terminated under circumstances constituting an Involuntary Severance and whose termination occurs upon or within twelve (12) months following a Change in Control shall be entitled to the following benefits: a Tier One Employee shall receive as severance pay under this Plan a lump sum payment representing one hundred percent (100%) of Base Salary; a Tier Two Employee shall receive as severance pay under this Plan a lump sum payment representing fifty percent (50%) of Base Salary; and a Tier Three Employee shall receive as severance pay under this Plan a lump sum payment representing twenty-five percent (25%) of Base Salary. Except as provided in section 3.4, the lump sum shall be due and payable on the date of the Employee's Involuntary Severance. Notwithstanding anything in the Plan to the contrary: if an Employee's Involuntary Severance occurs prior to his Separation from Service, his severance benefit shall be deferred until and shall be payable on the date of his Separation from Service provided, however, if such Employee is also a Code Section 409A Key Employee and the following is required by Code Section 409A and the regulations thereunder, his severance benefit shall be deferred until and shall be payable in a lump sum on the six-month anniversary of the later of his Involuntary Severance or his Separation from Service. Any severance benefit that is not paid in full within eight (8) calendar days following the recipient's Involuntary Severance shall accrue interest at the applicable federal rate ("AFR") as determined under Code Sections 280G and 1274(d), credited daily and compounded annually, from the date of Involuntary Severance to the actual date of payment.

     (b) Notwithstanding the preceding paragraphs of this section 3.1, in no event shall the benefits payable hereunder, when aggregated with other benefits subject to Section 280G of the Internal Revenue Code of 1986, constitute an "excess parachute payment" under Section 280G of the Internal Revenue Code of 1986 or any successor thereto, and in order to avoid such a result, the benefits payable hereunder will be reduced, if necessary, to an amount, the value of which is one dollar ($1.00) less than the amount which would be considered an excess parachute payment.

     Section 3.2  Insurance Benefits.
                  ------------------

     An Employee who is eligible for severance benefits under section 3.1 shall also be eligible for continuation of coverage under any group medical, dental and other plans which constitute "group health plans" (within the meaning of section 607(1) of ERISA) for a period equal to the Employee's Severance Period; provided the Employee is participating in such group health plans at the time of their Involuntary Serverance. Such coverage shall be substantially comparable and on terms and conditions (including, but not limited to, coverage of spouses and dependents and any premium-sharing arrangements) no less favorable to the Employee than those in effect immediately prior to his Involuntary Severance, provided, however, that nothing set forth herein is intended to shorten the period that such Employee is entitled to health care continuation coverage under Code Section 4980B, or other applicable federal, state, or local law. If the

Employee is eligible for a continuation of coverage under this section 3.2 and a continuation of coverage under applicable federal, state or local law, the periods of coverage shall run concurrently.

     Section 3.3  Vesting.
                  -------

     The benefits to be provided under sections 3.1 and 3.2 of the Plan shall be completely vested and nonforfeitable upon the occurrence of a Change in Control.

     Section 3.4  Benefits Contingent on Execution of Release
                  -------------------------------------------

     The provision of severance benefits under the Plan to any Employee shall be subject to the condition that the Employee execute and deliver to the Committee an instrument, in such form as the Committee shall prescribe, which shall include a release in favor of the Participating Employers and their officers, employees, agents, owners, heirs, successors and assigns for certain employment-related claims. Such release shall include, but not be limited to, a release of any claims which the Employee may have against any Participating Employer under the Age Discrimination in Employment Act of 1967, as amended; the Fair Labor Standards Act, as amended; the Worker Adjustment Retraining and Notification Act, as amended; the Civil Rights Act of 1866, as amended; Title VII of the Civil Rights Act of 1964, as amended; and any other federal, state or local law, rule or regulation under which the Employee may have a claim arising out of his employment with a Participating Employer or the termination of such employment. No Participating Employer shall have any obligation to provide benefits under this Plan to any Employee who fails or refuses, following request in writing made within five (5) business days after the Employee's Involuntary Severance or the occurrence of a Change in Control (whichever is later) to sign and deliver such a release. If a request for a release is timely made, the Participating Employers' obligation to provide benefits under the Plan shall be deferred until such release has been executed and delivered by the Employee and any period during which the Employee has a legal right to revoke the release has expired.

     Section 3.5  Withholding.
                  -----------

     Payments under Section 3.1 hereof shall be subject to all applicable federal, state and local income withholding taxes.

                                   ARTICLE IV


                                 ADMINISTRATION
                                 --------------

     Section 4.1  Named Fiduciaries.
                  -----------------

     The term "Named Fiduciary" shall mean (but only to the extent of the responsibilities of each of them) the Plan Administrator, the Committee and any person or entity named as a fiduciary pursuant to the written documentation pertaining to the Plan. This Article IV is intended to allocate to each Named Fiduciary the responsibility for the prudent execution of the functions assigned to him or it, and none of such responsibilities or any other responsibility shall be shared by two or more of such Named Fiduciaries. Whenever one Named Fiduciary is required by the Plan to follow the directions of another Named Fiduciary, the two Named Fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the Named Fiduciary giving the directions shall be deemed his sole responsibility, and the responsibility of the Named Fiduciary receiving those directions shall be to follow them insofar as such instructions are on their face proper under applicable law.

     Section 4.2  Benefits Committee.
                  ------------------

     (a) There shall be a Benefits Committee, consisting of not less than 3 individuals who shall be appointed by the Chief Executive Officer of the Bank and who shall accept such appointment by delivering a written notice of such acceptance to the Chief Executive Officer as hereinafter provided; provided, however, that following the occurrence of a Change in Control, the Benefits Committee shall consist solely of those individuals serving as members of the Committee immediately prior to the Change in Control who consent to so serve and any additional individuals appointed from time to time by the incumbent members of the Committee. The Committee shall have the powers and responsibilities enumerated in section 4.2(c). The Committee shall elect a Chairman who shall, and may appoint a Secretary who need not, be a member of the Committee. Any filing which is required or permitted to be made with the Committee shall be deemed to be satisfactorily made upon mailing or delivering such filing to the Secretary of the Committee, or, if a Secretary is not appointed, to the Chairman of the Committee. A member of the Committee may resign only by giving at least thirty (30) days' prior written notice of resignation to the Committee and to the Chairman of the Board, and such resignation shall be effective on the date specified in such notice.

     (b) The Committee shall hold meetings at such times and may make such administrative rules as it may deem proper. Except as provided in the last sentence of this section 4.2(b), any action of the Committee shall be taken pursuant to a majority vote taken at a meeting, or pursuant to the unanimous consent of its members without a meeting, and such action shall constitute the action of the Committee and shall be binding in the same manner as if all members of the Committee had joined therein. A majority of the members of the Committee shall constitute a quorum. The Committee shall record minutes of any actions taken at its meetings or of any other official action of the Committee and shall report to the Board at least once each year on its activities. No member of the Committee who would be affected by a particular matter upon which the Committee is scheduled to act shall be permitted to participate in the Committee's action with respect to such matter, nor shall he be considered a member of the Committee for purposes of determining the existence of a quorum or a majority or unanimous vote with respect to such action, unless all of the members of the Committee are affected thereby. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee or by two (2) of the members of the Committee or by a representative of the Committee authorized by the Committee to sign the same in its behalf.

     (c) The Committee shall, subject to the responsibilities of the Board and the terms and conditions of the Plan, have the following responsibilities:

                    (i) To review the performance of the Plan Administrator;

                    (ii) To hear and  decide  appeals,  pursuant  to the  claims procedure contained in Article V of the Plan, taken from the decisions of the Plan Administrator;

                    (iii) To hear and decide questions, including interpretation of the Plan, as may be referred to the Committee by the Plan Administrator;

                    (iv) To report and make recommendations to the Board regarding changes in the Plan, including changes in the operation and management of the Plan;

                    (v) To designate an alternate Plan Administrator to serve in the event that the Administrator is absent or otherwise unable to discharge his responsibilities;

                    (vi) To remove and replace the Plan Administrator or alternate, or both of them, and to fill a vacancy in either office;

                    (vii) To  discharge  such other  responsibilities  or follow such directions as may be assigned or given by the Board, consistent with the terms of the Plan; and

                    (viii) To perform any duty or take any action which is allocated to the Committee under the Plan.

The Committee shall have the power and authority necessary or appropriate to carry out its responsibilities.

     Section 4.3  Plan Administrator.
                  ------------------

     There shall be a Plan Administrator, who shall be the Committee, or such person, committee or entity as shall be appointed by the Committee, and who shall, subject to the responsibilities of the Committee and the Board, have the responsibility for the day-to-day control, management, operation and administration of the Plan (except trust duties). The Plan Administrator shall have the following responsibilities:

     (a) To maintain records necessary or appropriate for the administration of the Plan;

     (b) To give and receive such instructions, notices, information, materials,
reports  and   certifications   as  may  be  necessary  or  appropriate  in  the
administration of the Plan;

     (c) To prescribe forms and make rules and regulations consistent with the terms of the Plan and with the interpretations and other actions of the Committee;

     (d) To require such proof or other evidence as to any matter as may be necessary or appropriate in the administration of the Plan;

     (e)  To  prepare  and  file,   distribute  or  furnish  all  reports,  plan
descriptions, and other information concerning the Plan, including, without limitation, communications with Employees and other persons;

     (f) To determine any question arising in connection with the Plan, and the Plan Administrator's decision or action in respect thereof shall be final and conclusive and binding upon the Bank, Employees, and any other person having an interest under the Plan; provided, however, that any question relating to inconsistency or omission in the Plan, or interpretation of the provisions of the Plan, shall be referred to the Committee by the Plan Administrator and the decision of the Committee in respect thereof shall be final;

     (g) Subject to the provisions of Article V, to review and dispose of claims under the Plan filed pursuant to Article V;

     (h) If the Plan Administrator shall determine that by reason of illness, senility, insanity, or for any other reason, it is undesirable to make any payment to a Employee, or any other person entitled thereto, to direct the application of any amount so payable to the use or benefit of such person in any manner that he may deem advisable or to direct in his discretion the withholding of any payment under the Plan due to any person under legal disability until a representative competent to receive such payment in his behalf shall be appointed pursuant to law;

     (i) To discharge such other responsibilities or follow such directions as may be assigned or given by the Committee or the Board, consistent with the terms of the Plan; and

     (j) To perform any duty or take any action which is allocated to the Plan Administrator under the Plan.

The Plan Administrator shall have the power and authority necessary or appropriate to carry out his responsibilities. The Plan Administrator may resign only by giving at least 30 days' prior written notice of resignation to the Committee, and such resignation shall be effective on the date specified in such notice.

     Section 4.4  Allocation of Fiduciary Responsibilities and Employment of
                  ----------------------------------------------------------
                  Advisors.
                  --------

     Any Named Fiduciary may:

     (a) allocate any of his or its responsibilities (other than trustee responsibilities) under the Plan to such other person or persons as he or it may designate, provided that such allocation and designation shall be made in writing and filed with the Plan Administrator;

     (b) employ one or more persons to render advice to him or it with regard to any of his or its responsibilities under the Plan; and

     (c) consult with counsel, who may be counsel to the Bank.

     Section 4.5  Other Administrative Provisions.
                  -------------------------------

     (a) Any person whose claim has been denied in whole or in part must exhaust the administrative review procedures provided in Article V prior to initiating any claim for judicial review.

     (b) No bond or other security shall be required of a member of the Plan Administrator, the Committee and/or any officer or employee of the Bank to whom fiduciary responsibilities are allocated by a Named Fiduciary, except as may be required by applicable law.

     (c) Subject to any limitation on the application of this section 4.5(c) pursuant to applicable law, neither the Plan Administrator nor any member of the Committee nor any officer or employee of the Bank to whom fiduciary responsibilities are allocated by a Named Fiduciary, shall be liable for any act of omission or commission by himself or by another person, except each for his own individual willful and intentional malfeasance.

     (d) The Plan Administrator or the Committee may, except with respect to actions under Article V or as otherwise provided by law, shorten or extend (but not beyond sixty (60) days) or waive the time required by the Plan for filing any notice or other form with the Plan Administrator or Committee, as applicable, or taking any other action under the Plan.

     (e) The Plan Administrator or the Committee may direct that the costs of services provided pursuant to section 4.4, and such other reasonable expenses as may be incurred in the administration of the Plan, shall be paid out of the funds of the Plan, unless the Bank shall pay them.

     (f) Any person, group of persons, committee, corporation or organization may serve in more than one fiduciary capacity with respect to the Plan.

     (g) Any action taken or omitted by the Plan Administrator or the Committee with respect to the Plan, including any decision, interpretation, claims denial or review on appeal, shall be conclusive and binding on the Bank and all interested parties and shall be subject to judicial modification or reversal only to the extent determined by a court of competent jurisdiction that such action or omission was arbitrary and capricious and contrary to the terms of the Plan.

     (h) The Participating Employers, jointly and severally, shall indemnify the Committee, its members and the Plan Administrator against, and defend them and hold them harmless from, any and all losses, costs, expenses, liabilities and exposures of any name and nature whatsoever which they may suffer or incur as a result of service, including acts or omissions to act, as Plan Administrator or as a member of the Committee. Following a Change in Control, such indemnification, defense and hold harmless shall be to an extent and on terms and conditions no less favorable to the Committee members and Plan Administrator than those in effect immediately prior to the Change in Control.

     (i) The Participating Employers shall purchase and maintain a customary policy of insurance insuring the Committee, its members and the Plan Administrator against losses, costs, expenses, liabilities and exposures of any name and nature whatsoever which they may suffer or incur as a result of service, including acts or omissions to act, as Plan Administrator or as a member of the Committee. Following a Change in Control, such insurance coverage indemnification, defense and hold harmless shall be to an extent and on terms and conditions no less favorable to the Committee members and Plan Administrator than those in effect immediately prior to the Change in Control.


                                    ARTICLE V


                           BENEFIT CLAIMS AND APPEALS
                           --------------------------

     Section 5.1  General Procedures.
                  ------------------

     (a) (i) Any claim relating to benefits under the Plan shall be filed with the Plan Administrator on a form prescribed by it. The Plan Administrator shall appoint a person to review and make a determination on the claim. The Plan Administrator shall give the claimant written notice of the determination. Except as provided in section 5.1(a)(ii), a notice of determination (whether or not adverse) on a claim under this section shall be given not later than 90 days after receipt.

     (ii) If the Plan Administrator finds it necessary, due to special circumstances (for example, the claimant's failure to provide all information required to process the claim or the need to hold a hearing), to extend this period and so notifies the claimant in writing, the decision shall be rendered as soon as practicable, but in no event later than 180 days after receipt of a claim. Any notice of such an extension shall be in writing, shall be made within the initial claim determination period, and shall specify the reasons for the extension and the date by which a decision on review is expected to be rendered.

     (iii) The notice of determination of a claim filed under this section shall specifically set forth:

                           (A) The reasons for the denial; and

                           (B) The pertinent Plan provisions on which the denial was based; and

                           (C) Any additional material or information necessary for the claimant to perfect his claim and an explanation of why such material or information is needed; and

                           (D) An explanation of the Plan's procedure for review of the denial of the claim, the time limits applicable to such procedure and a statement of the claimant's right to bring a civil action to recover benefits due to him under the terms of the Plan and any other civil action under section 502(a) of ERISA following an adverse benefit determination on review.

     If a claimant does not receive a written notice of the determination of the claim on or before the date prescribed by this section 5.1(a), the claim shall be deemed as having been denied on such date for the purpose of permitting the claimant to request review of the claim.

     (b) (i) Any person whose claim filed pursuant to section 5.1(a) has been denied in whole or in part may request review of the claim by the Committee, upon a form prescribed by the Committee. The review shall not afford deference to the initial adverse benefit determination. The claimant shall file such form with the Committee no later than 60 days after the claimant's receipt of the written notice of denial provided for in section 5.1(a), or, if such notice is not provided, within 60 days after such claim is deemed denied pursuant to section 5.1(a). The claimant may include with such form written comments, documents, records, and other information relevant to the claim for benefits. The claimant shall be provided, upon request and free of charge, reasonable access to and copies of all documents, records and other information relevant to the claims. The review shall take into account the comments, documents, records and other information submitted by the claimant and relevant to the claim, without regard to whether such information was submitted or considered as part of the initial claim determination. A decision on review shall be rendered by the Committee and communicated to the claimant by written notice. Such written notice shall be given not later than 60 days after receipt of the request for review.

     (ii) If the Committee finds it necessary, due to special circumstances (for example, the need to hold a hearing), to extend this period and so notifies the claimant in writing, the decision shall be rendered as soon as practicable, but in no event later than 120 days after receipt of a request for review. Any notice of such an extension shall be in writing, shall be made within the initial claim determination period, and shall specify the reasons for the extension and the date by which a decision on review is expected to be rendered.

     (iii) The notice of determination contemplated by section 5.1(b)(i) shall specifically set forth:

                           (A) The reasons for the denial; and

                           (B) The pertinent Plan provisions on which the denial was based; and

                           (C) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, documents, records, and other information relevant to the claimant's claim for benefits; and

                           (D) An explanation of any voluntary appeals process offered under the Plan and the claimant's right to receive information concerning any such procedures and a statement of the claimant's right to bring a civil action under section 502(a) of ERISA following an adverse benefit determination on review.

     Section 5.2  Appointment of Representatives.
                  ------------------------------

     (a) A person filing a claim for benefits, or filing a request for a review of an adverse benefit determination, may appoint a representative to act on the claimant's behalf in any such proceeding. Any such appointment shall be made by written notice to the Plan Administrator which shall contain the following information: the appointee's name, street, mailing and electronic mail addresses, voice telephone and facsimile telephone numbers, a general description of the matters in which the designated representative has been authorized to act in the claimant's behalf and the specific acts which the designated representative is authorized to perform in connection with such matter. The notice shall be signed by the claimant to evidence his agreement to the appointment and the representative to evidence his acceptance of appointment, and each signature shall be acknowledged before a notary public. Following receipt of such notice, the Plan Administrator, the Committee and their designees shall be entitled to rely without further investigation upon the authority of the designated representative to act on the claimant's behalf in a manner consistent with the terms of the notice unless and until it receives subsequent written notice to the contrary.

     (b) Notwithstanding section 5.2(a), if the Plan Administrator determines to its satisfaction that a claimant has been determined, by a court of competent jurisdiction, to be incapable of attending to his own affairs in respect of his benefit entitlements under the Plan, the Plan Administrator and the Committee shall accept as evidence of a third party's authority to act in the claimant's behalf any document or other evidence or any customary document or instrument issued pursuant to applicable state law.

     Section 5.3  Electronic Communications.
                  -------------------------

     Any written notice or other written communication required or permitted to be given by the Plan Administrator or Committee shall be deemed properly given if given electronically to an electronic mail address provided by the claimant or his authorized representative, or, if no authorized representative is appointed, to an electronic mail address provided to the claimant by the Employer and customarily used to provide notices to the claimant on employee relations matters; provided, however, that: (a) the Plan Administrator or Committee, as applicable, shall take appropriate and necessary measures to assure that the system for furnishing electronic communications results in the addressee's actual receipt of electronically transmitted documents; (b) each prospective recipient of electronically transmitted documents is provided notice of the nature of the documents to be furnished electronically, the significance of the documents and the recipient's right to request and receive, free of charge, a paper copy of each such document; and (c) upon request, the Plan Administrator or Committee, as applicable, actually furnishes a paper copy of such document.


                                   ARTICLE VI


                  AMENDMENT, TERMINATION AND TAX QUALIFICATION
                  --------------------------------------------


     Section 6.1  Amendment and Termination
                  -------------------------

     The Bank expects to continue the Plan indefinitely, but specifically reserves the right, in its sole discretion, at any time, by appropriate action of the Board or its designees or delegates, to amend, in whole or in part, any or all of the provisions of the Plan and to terminate the Plan at any time. Following the occurrence of a Change in Control, the Plan may not be amended or terminated without the prior written consent of the Committee. Any amendment or termination of the Plan shall conform to the requirements of Code Section 409A and the Regulations, to the extent necessary.

     Section 6.2  Amendment or Termination Other than by the Bank.
                  -----------------------------------------------

     In the event that an Affiliated Employer shall adopt this Plan, such Affiliated Employer shall, by adopting the Plan, empower the Bank to amend or terminate the Plan, insofar as it shall cover employees of such Affiliated
Employer, upon the terms and conditions set forth in section 6.1; provided, however, that any such Affiliated Employer may, by action of its board of directors or other governing body, amend or terminate the Plan, insofar as it shall cover employees of such Affiliated Employer, at different times and in a different manner. In the event of any such amendment or termination by action of the board of directors or other governing body of such Affiliated Employer, a separate plan shall be deemed to have been established for the employees of such Affiliated Employer.


                                   ARTICLE VII


                            MISCELLANEOUS PROVISIONS
                            ------------------------


     Section 7.1  Governing Law.
                  -------------

     (a) The Plan shall be construed, administered, and enforced according to the laws of the State of New Mexico without giving effect to the conflict of law principles thereof, except to the extent that such laws are preempted by federal law.

     (b) Any dispute or controversy arising under or in connection with this Plan shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the Employee within fifty
(50) miles from the location of the Bank, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that subject to section 3.2 hereof, the Employee shall be entitled to seek specific performance of his right to be paid during the pendency of any dispute or controversy arising under or in connection with this Plan.

     Section 7.2  No Right to Continued Employment.
                  --------------------------------

     Neither the establishment of the Plan, nor any provisions of the Plan, shall be held or construed to confer upon any Employee any right to a continuation of employment by the Bank. The Bank reserves the right to dismiss any Employee or otherwise deal with any Employee to the same extent as though the Plan had not been adopted.

     Section 7.3  Construction of Language.
                  ------------------------

     Wherever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender include the feminine and the neuter. Any reference to an Article or section number shall refer to an Article or section of the Plan, unless otherwise indicated.

     Section 7.4  Headings.
                  --------

     The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

     Section 7.5  Status as Welfare Benefit Plan Under ERISA.
                  ------------------------------------------

     This Plan is an  "employee  welfare  benefit  plan"  within the  meaning of section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and shall be construed, administered and enforced according to the provisions of ERISA.

     Section 7.6  Successors and Assigns.
                  ----------------------

     The Bank shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Bank, expressly and unconditionally to assume and agree to perform the Bank's obligations under this Plan, in the same manner and to the same extent that the Bank would be required to perform if no such succession or assignment had taken place.

     Section 7.7  Source of Payments.
                  ------------------

     All payments provided in this Plan shall be paid in cash or check from the general funds of the Bank. The Company, however, guarantees payment and provision of all amounts and benefits due hereunder to Employees and, if such amounts and benefits due from the Bank are not timely paid or provided by the Bank, such amounts and benefits shall be paid or provided by the Company.

     Section 7.8  Effect on Existing Benefit Plans.
                  --------------------------------

     This Plan shall not affect or operate to reduce any benefit or compensation inuring to the Employee of a kind elsewhere provided. No provision of this Plan shall be interpreted to mean that the Employee is subject to receiving fewer benefits than those available to him without reference to this Plan.

     Section 7.9  Required Provisions.
                  -------------------

                  (a) The Bank may terminate the Employee's employment at any time. An Employee shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in section 2.5 hereinabove.

     (b) If the Employee is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under
Section 8(e)(3) (12 USC  ss.1818(e)(3)) or 8(g)(1) (12 USC ss.1818(g)(1)) of the
FDI Act, the Company's obligations under this Plan shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Company may in its discretion (i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

     (c) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section 8(e)(4) (12 USC ss.1818(e)(4)) or 8(g) (1) (12 USC ss.1818(g)(1)) of the
FDI Act, all obligations of the Bank under this Plan shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

     (d) If the Bank is in default as defined in Section 3(x)(i) (12 USC ss.1813(x)(1)) of the FDI Act, all obligations of the Bank under this Plan shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

     (e) All obligations of the Bank, if any, under this Plan shall be terminated, except to the extent determined that continuation of the Plan is necessary for the continued operation of the Bank, (i) by the Director of the Office of Thrift Supervision ("Director") or his or her designee, at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) (12 USC ss.1823(c)) of the FDI Act; or (ii) by the Director or his or her designee at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

     (f) Notwithstanding anything herein contained to the contrary, any payments to the Employee by the Bank or the Company, whether pursuant to this Plan or otherwise, are subject to and conditioned upon their compliance with Section 18(k) of the FDI Act, 12 U.S.C. Section 1828(k), and the regulations promulgated thereunder in 12 C.F.R. Part 359.

The vested rights of the parties shall not be affected. If and to the extent that any of the foregoing provisions is not, or shall cease to be, required by applicable law, rule or regulation, the same shall become inoperative in the case of the Bank as though eliminated by formal amendment of this Plan.

                               FIRST FEDERAL BANK

                                 SEVERANCE PLAN

                                    EXHIBIT A



Tier One Employees

-------------------------------

-------------------------------

-------------------------------

Tier Two Employees

-------------------------------

-------------------------------

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Tier Three Employee

-------------------------------

-------------------------------

-------------------------------